UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 13 2013

PAN AMERICAN GOLDFIELDS LTD.

(Exact name of Registrant as specified in its charter)

Delaware	000-23561	84-1431797
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 – 570 Granville Street Vancouver, BC, V6C 3P1
(Address of principal executive offices) (Zip Code)

(604) 681-1163
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 1, 2013, Pan American Goldfields LTD. (the “Company”) was informed by its independent registered public accounting firm, Meyler & Company, LLC (“Meyler”), that it has combined its practice with Cowan, Gunteski & Company, P.A. As a result of the combination and upon notice by Meyler to the Company on March 1, 2013, Meyler in effect has resigned as the Company’s independent registered public accounting firm and Cowan, Gunteski & Company, P.A. became the Company’s independent registered public accounting firm. The engagement of Cowan, Gunteski & Company, P.A. as the Company’s independent registered public accounting firm was approved by the Board of Directors of the Company on March 13, 2013.

The audit reports of “Meyler” on the consolidated financial statements of the Company as of and for the years ended February 29, 2012 and February 28, 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as to its ability to continue as a going concern. During the Company’s two most recent fiscal years ended February 29, 2012 and February 28, 2011 and through March 1, 2013, the Company did not consult with Cowan, Gunteski & Co. P.A. on (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s consolidated financial statements, and Cowan, Gunteski & Co., P.A. did not provide either a written report or oral advice to the Company that Cowan, Gunteski & Co., P.A. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K.

In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended February 29, 2012 and February 28, 2011 and through the date of this Current Report on Form 8-K, there were no disagreements between the Company and “Meyler” on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of “Meyler”, would have caused “Meyler” to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years.

The Company has provided “Meyler” a copy of the disclosures in this Current Report on Form 8-K and has requested that “Meyler” furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not “Meyler” agrees with the Company’s statements in this Item 4.01. A copy of the letter dated March 13, 2013 furnished by “Meyler” in response to that request is filed as Exhibit 16 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

16.1 Letter from Meyler & Company, LLC dated March 13, 2013.

99.1 Letter from Meyler & Company, LLC dated March 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAN AMERICAN GOLDFIELDS LTD.

Date: March 13, 2013	By:	/s/ Salil Dhaumya
Salil Dhaumya
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
16.1	Letter from Meyler & Company, LLC dated March 13, 2013.
99.1	Letter from Meyler & Company, LLC dated March 1, 2013.